SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date  of  Report (Date of earliest event reported) February 22, 1994


               JAMES RIVER CORPORATION OF VIRGINIA
     (Exact name of registrant as specified in its charter)


                            Virginia
         (State or other jurisdiction of incorporation)


     1-7911                                       54-0848173
   (Commission  File Number)                       (IRS  Employer
Identification Number)


          120 Tredegar Street, Richmond, Virginia 23219
  (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (804) 644-5411

Item 5.        Other Events.

      On February 22, 1994, James River Corporation of Virginia ("James River") published a press release announcing the nomination of Anne Marie Whittemore to the Board of Directors of James River and other organizational changes. Mrs. Whittemore, a partner in the Richmond law firm of McGuire, Woods, Battle & Boothe, will stand for election at the Annual Meeting of Shareholders to be held on April 28, 1994.

      In  addition,  three  of  James River's  current  directors
Messrs. Bowen, Catlett, and Woodside, will be retiring from the Board of Directors and will not stand for re-election.


Item 7.

     (c)  Exhibits

     99. Press release dated February 22, 1994, published by the registrant.

                           SIGNATURES


      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JAMES RIVER CORPORATION of Virginia



                              By:/s/Michael J. Allan
                                   Michael J. Allan
                                   Vice President, Treasurer



Date:          March 14, 1994